Intangible Assets, Net and Goodwill (Tables)	12 Months Ended
Dec. 31, 2020
Goodwill and Intangible Assets Disclosure [Abstract]
Schedule of Identifiable Intangibles

We amortize identifiable intangible assets on a straight-line basis over their estimated lives, which range from 5-15 years. As of December 31, 2020 and 2019, identifiable intangibles were as follows:

	December 31, 2020	December 31, 2019
Patents and developed technology	$1,775,438	$1,775,438
Trade name	330,000	330,000
Other	26,500	26,500
	2,131,938	2,131,938
Less - Accumulated amortization	(1,861,817)	(1,442,787)
	$270,121	$689,151

Schedule of Estimated Future Amortization of Identifiable Intangible Assets

Amortization expense of identifiable intangible assets was $419,029 and $424,379 for the years ended December 31, 2020 and 2019, respectively. The estimated future amortization of identifiable intangible assets is as follows:

2021	$262,279
2022	1,029
2023	1,029
2024	1,029
2025	1,029
Thereafter	3,727
Total	$270,122